UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                ------------------------------------------------

                                 FORM 8-K

                              CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF
                   THE SECURITIES AND EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  March 2, 2011

                        ROFIN-SINAR TECHNOLOGIES INC.
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            (Exact name of registrant as specified in its charter)



           Delaware               000-21377              38-3306461
-----------------------------    ----------------       --------------------
(State of other jurisdiction     (Commission File       (I.R.S. Employer
 of incorporation)                 Number)              Identification No.)


         40984 Concept Drive, Plymouth, MI                 48170
      ----------------------------------------         ------------
      (Address of principal executive offices)          (Zip Code)


                              (734) 455-5400
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          (Registrant's telephone number, including area code)

                               Not Applicable
        -----------------------------------------------------------
      (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events

On January 12, 2011, the Compensation Committee of Rofin-Sinar Technologies Inc. (the "Company"), approved an amendment to the Company's Rofin-Sinar Technologies Inc. 2007 Incentive Stock Plan (the "Plan"), subject to shareholder approval. On or about January 21, 2011, the Company made available a proxy statement to its shareholders describing the matters to be voted on at the annual meeting to be held on March 16, 2011, including the approval of the Plan.

After mailing the proxy statement, the Company was informed by International Shareholder Services that the Plan previously approved by the Company's Compensation Committee resulted in an unfavorable rating of the Plan due to the fact that (i) the definition of a change in control including merger transactions approved by the Board of Directors but not consummated and (ii) the Plan permitted the accelerated vesting of awards under the Plan on a change in control, regardless of whether any adverse employment action resulted with respect to the subject executive. On February 24, 2011, the Board approved an amendment to the Plan solely to address these concerns.

A copy of the Plan, as revised with this modification, is filed as Exhibit
99.1 to this Current Report on Form 8-K.

Any vote "FOR" or "Against" the original Plan proposal using the proxy card previously made available to the shareholders of record by the Company or the voting instruction card made available to the beneficial owners by their brokerage form, bank, broker-dealer, trustee or nominee will be counted as a vote "FOR" or "Against" the Plan as amended by the Amendment, respectively. Any shareholder of record who already voted on the Plan proposal and wishes to change his, her or its vote can do so by (i) properly executing a proxy of alter date, by phone, internet or mail; (ii) delivering an executed, written notice of revocation to the Company's Secretary, at our principal executive offices, attention: Cindy Denis, 40984 Concept Drive, Plymouth MI 48170 or a duly executed proxy bearing a date subsequent to his or her original proxy prior to the date of the Annual Meeting, or (iii) attending the Annual Meeting and voting in person.





















Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number     Description
--------------     -------------------------------------------------------
 99.1              Rofin-Sinar Technologies Inc. 2007 Incentive Stock Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               Rofin-Sinar Technologies Inc.
                               ---------------------------------
                                     (Registrant)

   Date:   March 2, 2011       /s/  Gunther Braun
                               ---------------------------------
                                   Gunther Braun
                                   Chief Executive Officer
                                   and President

































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